EXHIBIT 10(d)
SECOND AMENDMENT TO FIFTH AMENDED
AND RESTATED CREDIT AGREEMENT
     This Second Amendment to Fifth Amended and Restated Credit Agreement (this “Second Amendment”) is entered into effective as of the 1st day of December, 2005 (the “Effective Date”), by and among Denbury Onshore, LLC, a Delaware limited liability company (“Borrower”), Denbury Resources Inc., a Delaware corporation (“Parent”), JPMorgan Chase Bank, N.A., as Administrative Agent (“Administrative Agent”), and the financial institutions parties hereto as Banks (“Banks”).
W I T N E S S E T H
     WHEREAS, Borrower, Parent, Administrative Agent, the other agents a party thereto and Banks are parties to that certain Fifth Amended and Restated Credit Agreement dated as of September 1, 2004 (as amended, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and
     WHEREAS, pursuant to the Credit Agreement, Banks have made a Revolving Loan to Borrower and provided certain other credit accommodations to Borrower; and
     WHEREAS, Parent and Borrower have advised Administrative Agent and Banks that Parent or Borrower intends to issue senior subordinated notes in an aggregate outstanding principal amount of not greater than $150,000,000 (the “Permitted Bond Debt”), the proceeds of which will be utilized to finance the acquisition of certain Mineral Interests (the “Permitted Debt Offering”); and
     WHEREAS, Parent and Borrower have requested that Banks (a) amend certain terms of the Credit Agreement in certain respects, and (b) consent to the Permitted Debt Offering as more particularly described herein; and
     WHEREAS, subject to and upon the terms and conditions set forth herein, Banks have agreed to Parent’s and Borrower’s requests.
     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Parent, Borrower, Administrative Agent and each Bank hereby agree as follows:
Section 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended effective as of the Effective Date in the manner provided in this Section 1.
     1.1 Additional Definitions. Section 2.1 of the Credit Agreement shall be amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

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     “Permitted Bond Debt” means Debt of any Credit Party resulting from the single issue of such Credit Party’s senior subordinated notes in an aggregate outstanding principal amount of not greater than $150,000,000, and which Debt (a) has a coupon or interest rate not in excess of nine percent (9%) per annum, (b) shall not mature sooner than the date which is one year following the earlier of (i) the Termination Date, and (ii) the date on which there are no Revolving Loans, Letter of Credit Exposure or other Obligations hereunder outstanding and all of the Commitments are terminated, (c) is not secured by any assets or properties of the Credit Parties, (d) does not provide for or otherwise require any amortization prior to scheduled maturity, and (e) is evidenced and governed by an indenture and related documentation containing customary terms and conditions, including, without limitation, covenants and events of default, for senior subordinated notes of like tenor and amount, each of which shall be satisfactory to Administrative Agent in its sole reasonable discretion.
     “Permitted Debt” means, collectively, the Permitted Bond Debt and the Permitted Subordinate Debt.
     “Permitted Debt Documents” means, collectively, the indenture, senior subordinated notes, all guarantees of any such notes, and all other agreements, documents or instruments executed and delivered by any Credit Party in connection with, or pursuant to, the issuance of Permitted Bond Debt.
     “Second Amendment” means that certain Second Amendment to Fifth Amended and Restated Credit Agreement dated as of December 1, 2005 among Borrower, Parent, Administrative Agent and Banks.
     1.2 Amendment to Definitions. The definitions of “Change of Control,” “Loan Papers” and “Restricted Payment” contained in Section 2.1 of the Credit Agreement shall be amended and restated to read in full as follows:
     “Change of Control” means the occurrence of any of the following, whether voluntary or involuntary, including by operation of law: (a) any Credit Party (other than Parent) shall cease to be a wholly owned direct or indirect Subsidiary of Parent, (b) for any reason, any Person or group (as defined in Section 13(d)(3) or 14(d)(2) of the Exchange Act) shall become (i) the direct or indirect beneficial owner (as defined in Rule 13(d)(3) of the Exchange Act) of greater than thirty percent (30%) of the total voting power of all classes of capital stock then outstanding of Parent entitled (without regard to the occurrence of any contingency) to vote in elections of directors of Parent, and (ii) the

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largest shareholder of the total voting power of all classes of capital stock then outstanding of Parent entitled (without regard to the occurrence of any contingency) to vote in elections of directors of Parent, or (c) a “change of control,” “change in control” or similar event as defined in any Permitted Debt Document, but only to the extent the occurrence of any such event gives rise to an obligation of any Credit Party to redeem, repay or repurchase, or otherwise offer to redeem, repay or repurchase, all or any portion of the Permitted Bond Debt.
     “Loan Papers” means this Agreement, the First Amendment, the Second Amendment, the Notes, each Facility Guaranty which may now or hereafter be executed, each Parent Pledge Agreement which may now or hereafter be executed, each Subsidiary Pledge Agreement which may now or hereafter be executed, the Existing Mortgages (as amended by the Amendments to Mortgages), all Mortgages now or at any time hereafter delivered pursuant to Section 6.1, the Amendments to Mortgages, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.
     “Restricted Payment” means, with respect to any Person, (a) any Distribution by such Person, (b) any capital contribution, loan or advance by any Credit Party to any Unrestricted Subsidiary, (c) the issuance of a Guarantee by any Credit Party with respect to any Debt or other obligation of any Unrestricted Subsidiary, (d) the retirement, redemption, defeasance, repurchase or prepayment prior to scheduled maturity by such Person or any Affiliate of such Person of any Debt of such Person, or (e) except as otherwise approved by Required Banks, the retirement, redemption or payment by Parent, Borrower or any affiliate of Parent of any part of the principal of the Permitted Debt at any time prior to the termination of all Commitments and the payment and performance in full of the Obligations.
     1.3 Representation as to Contravention. Section 8.2 of the Credit Agreement shall be amended and restated to read in full as follows:
“Section 8.2 Credit Party and Governmental Authorization; Contravention. The execution, delivery and performance of this Agreement and the other Loan Papers by each Credit Party (to the extent each Credit Party is a party to this Agreement and such Loan Papers) are within such Credit Party’s corporate, partnership or limited liability company powers (as applicable), when executed will be duly authorized by all necessary corporate, partnership or limited liability company action (as applicable), require no action

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by or in respect of, or filing with, any Governmental Authority (including, without limitation, Bond Issuer) and do not contravene, or constitute a default under, any provision of applicable Law (including, without limitation, the Margin Regulations) or of the articles or certificate of incorporation, bylaws, regulations, partnership agreement or comparable charter documents of any Credit Party or of any agreement, judgment, injunction, order, decree or other instrument (including, without limitation, the Bond Documents and the Permitted Debt Documents) binding upon any Credit Party or result in the creation or imposition of any Lien on any asset of any Credit Party other than the Liens securing the Obligations.”
     1.4 Compliance with Documents Covenant. Section 9.8 of the Credit Agreement shall be amended to read in full as follows:
“Section 9.8 Compliance with Laws and Documents. Parent and Borrower will, and will cause each other Credit Party to, comply with (a) all Laws, their respective certificates (or articles) of incorporation, bylaws, regulations and similar organizational documents and all Material Agreements to which any Credit Party is a party, if a violation, alone or when combined with all other such violations, could have a Material Adverse Effect, (b) all Bond Documents to which any Credit Party is a party, and (c) all Permitted Debt Documents to which any Credit Party is a party.”
     1.5 Additional Affirmative Covenant. Article IX of the Credit Agreement shall be amended to include a new Section 9.14 which shall read in full as follows:
“Section 9.14 Permitted Debt Documents. Parent and Borrower will promptly upon the effectiveness or issuance of any Permitted Bond Debt, provide to Administrative Agent a true, correct and complete copy of the indenture and related notes and guarantees executed and delivered in connection with the issuance of any such Permitted Bond Debt, together with any other Permitted Debt Document requested by Administrative Agent.”
     1.6 Covenant. Section 10.1 of the Credit Agreement shall be amended to read in full as follows:
“Section 10.1 Incurrence of Debt. Parent and Borrower will not, nor will Parent and/or Borrower permit any other Credit Party to, incur, become or remain liable for any Debt; provided, that (a) Borrower may incur, become or remain liable for (i) the Obligations, (ii) without duplication, Debt evidenced by the Bond Loan Agreement, (iii) Permitted Debt, (iv) Debt described in clause (f) of the definition thereof in connection with any

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Permitted Genesis VPP Transaction, and (v) other unsecured Debt in an aggregate amount outstanding at any time not to exceed $10,000,000, (b) Parent may incur, assume, become and/or remain liable for Permitted Debt, and (c) Parent or any Restricted Subsidiary may incur, become and remain liable for Permitted Debt as a guarantor; provided, that (i) such Guarantees of Permitted Debt shall be subordinated to the Obligations pursuant to subordination provisions approved by Required Banks, such approval to not be unreasonably withheld, and (ii) prior to the execution and delivery by any Restricted Subsidiary of any Guaranty of Permitted Debt, such Restricted Subsidiary shall have executed and delivered to Administrative Agent for the ratable benefit of Banks a Facility Guaranty, and all the Equity of such Restricted Subsidiary owned by any Credit Party shall have been pledged to Administrative Agent pursuant to a Parent Pledge Agreement or a Subsidiary Pledge Agreement.”
     1.7 Additional Negative Covenant. Article X of the Credit Agreement shall be amended to include a new Section 10.18 which shall read in full as follows:
“Section 10.18 Permitted Debt Documents. Parent and Borrower will not, nor will Parent and Borrower permit any other Credit Party to:
     (a) amend, modify or waive any covenant in any of the Permitted Debt Documents if the effect of such amendment, modification or waiver would be to make the terms of any such Permitted Debt Document materially more onerous to any Credit Party;
     (b) amend, modify or waive any provision of any Permitted Debt Document if the effect of such amendment, modification or waiver (i) subjects a Credit Party to any additional material obligation, (ii) increases the principal of any Permitted Bond Debt or increases the rate of interest on any note evidencing any Permitted Bond Debt to a rate in excess of nine percent (9%), (iii) accelerates the date fixed for any payment of principal or interest on any note evidencing any Permitted Bond Debt to a date sooner than the date which is one year following the earlier of (A) the Termination Date, and (B) the date on which there are no Revolving Loans, Letter of Credit Exposure or other Obligations hereunder outstanding and all of the Commitments are terminated, or (iv) would change the percentage of holders of such notes evidencing any Permitted Bond Debt required for any such amendment, modification or waiver from the percentage required on the date of issuance of any such notes evidencing any Permitted Bond Debt; or

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     (c) make any payment of principal of, make any voluntary prepayment of, or optionally redeem, or make any payment in defeasance of, all or any portion of any Permitted Bond Debt.”
Section 2. Consent and Waiver. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, Banks hereby (a) consent to (i) the consummation of the Permitted Debt Offering in accordance with the terms of the Permitted Debt Documents (as defined in the Credit Agreement, as amended hereby), and (ii) the execution and delivery by Borrower of the Permitted Debt Documents to which it is a party, and the performance of its obligations and the exercise of its rights under and pursuant thereto, and (b) waive compliance by Borrower with each provision of the Credit Agreement and the other Loan Papers to the extent, but only to the extent, that the consummation of the Permitted Debt Offering and the execution and delivery of the Permitted Debt Documents by Borrower, and the performance of its obligations and the exercise of its rights under and pursuant thereto, violate such provisions or result in a Default or Event of Default under the Credit Agreement or the other Loan Papers. The consent and waiver herein contained are expressly limited as follows: (i) such consent and waiver are limited solely to (as applicable) the consummation of the Permitted Debt Offering in accordance with the terms of the Permitted Debt Documents approved by Administrative Agent, and (ii) such consent and waiver are each a limited, one-time consent and waiver, and nothing contained herein shall obligate Banks to grant any additional or future consent or waiver with respect to, or in connection with, any provision of any Loan Paper.
Section 3. Conditions Precedent. The amendments contained in Section 1 hereof, and the consent and waiver contained in Section 2 hereof, are subject to the satisfaction of each of the following conditions precedent:
     3.1 No Default. No Default or Event of Default shall have occurred which is continuing.
     3.2 Other Documents. Administrative Agent shall have been provided with such other documents, instruments and agreements, and Parent and Borrower shall have taken such actions, as Administrative Agent may reasonably require in connection with this Second Amendment and the transactions contemplated hereby.
Section 4. Representations and Warranties. To induce Banks and Administrative Agent to enter into this Second Amendment, Parent and Borrower hereby jointly and severally represent and warrant to Banks and Administrative Agent as follows:
     4.1 Reaffirm Existing Representations and Warranties. Each representation and warranty of Parent and Borrower contained in the Credit Agreement and the other Loan Papers is true and correct on the date hereof and will be true and correct after giving effect to the amendments set forth in Section 1 hereof.
     4.2 Due Authorization; No Conflict. The execution, delivery and performance by Parent and Borrower of this Second Amendment are within Parent’s and Borrower’s corporate or

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organizational powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Parent, Borrower or their Subsidiaries or result in the creation or imposition of any Lien upon any of the assets of Parent, Borrower or their Subsidiaries except Permitted Encumbrances.
     4.3 Validity and Enforceability. This Second Amendment constitutes the valid and binding obligation of Parent and Borrower enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.
     4.4 No Default or Event of Default. No Default or Event of Default has occurred which is continuing.
Section 5. Miscellaneous.
     5.1 Reaffirmation of Loan Papers. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations as they may be increased pursuant hereto.
     5.2 Parties in Interest. All of the terms and provisions of this Second Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
     5.3 Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Second Amendment and all related documents.
     5.4 Counterparts. This Second Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Second Amendment until Parent, Borrower and Required Banks have executed a counterpart. Facsimiles shall be effective as originals.
     5.5 Complete Agreement. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.
     5.6 Headings. The headings, captions and arrangements used in this Second Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Second Amendment, nor affect the meaning thereof.

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     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective authorized officers on the date and year first above written.
[Signature Pages to Follow]

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SIGNATURE PAGE TO
SECOND AMENDMENT TO FIFTH AMENDED
AND RESTATED CREDIT AGREEMENT

PARENT: DENBURY RESOURCES INC., a Delaware corporation
By:	/s/ Phil Rykhoek
Phil Rykhoek,
Senior Vice President and Chief Financial Officer

BORROWER: DENBURY ONSHORE, LLC, a Delaware limited liability company
By:	/s/ Phil Rykhoek
Phil Rykhoek,
Senior Vice President and Chief Financial Officer

[Signature Page]

SIGNATURE PAGE TO
SECOND AMENDMENT TO FIFTH AMENDED
AND RESTATED CREDIT AGREEMENT
     Each of the undersigned (i) consent and agree to this Second Amendment, and (ii) agree that the Loan Papers to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

DENBURY MARINE, L.L.C., a Louisiana limited liability company

By:	/s/ Phil Rykhoek

Name: Title:	Phil Rykhoek Senior Vice President and Chief Financial Officer

DENBURY OPERATING COMPANY, a Delaware corporation

By:	/s/ Phil Rykhoek

Name: Title:	Phil Rykhoek Senior Vice President and Chief Financial Officer

TUSCALOOSA ROYALTY FUND LLC, a Mississippi limited liability company

By:	/s/ Phil Rykhoek

Name: Title:	Phil Rykhoek Senior Vice President and Chief Financial Officer

DENBURY GATHERING & MARKETING, INC. a Delaware corporation

By:	/s/ Phil Rykhoek

Name: Title:	Phil Rykhoek Senior Vice President and Chief Financial Officer
[Signature Page]

SIGNATURE PAGE TO
SECOND AMENDMENT TO FIFTH AMENDED
AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ J. Scott Fowler

J. Scott Fowler, Vice President

BANKS:

JPMORGAN CHASE BANK, N.A.

By:	/s/ J. Scott Fowler

J. Scott Fowler, Vice President
[Signature Page]

SIGNATURE PAGE TO
SECOND AMENDMENT TO FIFTH AMENDED
AND RESTATED CREDIT AGREEMENT

BANKS:

FORTIS CAPITAL CORP.

By:	/s/ David Montgomery

Name:	David Montgomery
Title:	Senior Vice President

By:	/s/ Darrell Holley

Name:	Darrell Holley
Title:	Managing Director
[Signature Page]

SIGNATURE PAGE TO
SECOND AMENDMENT TO FIFTH AMENDED
AND RESTATED CREDIT AGREEMENT

BANKS:

CALYON NEW YORK BRANCH

By:	/s/ Bertrand Cord’homme

Name:	Bertrand Cord’homme
Title:	Director
[Signature Page]

SIGNATURE PAGE TO
SECOND AMENDMENT TO FIFTH AMENDED
AND RESTATED CREDIT AGREEMENT

BANKS:

COMERICA BANK

By:	/s/ Michael Willis

Name:	Michael Willis
Title:	Vice President
[Signature Page]

SIGNATURE PAGE TO
SECOND AMENDMENT TO FIFTH AMENDED
AND RESTATED CREDIT AGREEMENT

BANKS:

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Peter Sefzik

Name:	Peter Sefzik
Title:	Vice President

By:	/s/ Alison Fuqua

Name: Title:	Alison Fuqua Investment Banking Officer
[Signature Page]

SIGNATURE PAGE TO
SECOND AMENDMENT TO FIFTH AMENDED
AND RESTATED CREDIT AGREEMENT

BANKS:

WELLS FARGO BANK, N.A.

By:	/s/ Reed V. Thompson

Name:	Reed V. Thompson
Title:	Vice President
[Signature Page]

SIGNATURE PAGE TO
SECOND AMENDMENT TO FIFTH AMENDED
AND RESTATED CREDIT AGREEMENT

BANKS:

BANK OF AMERICA, N.A.

By:	/s/ Jeffrey H. Rathkamp

Name:	Jeffrey Rathkamp
Title:	Principal
[Signature Page]

SIGNATURE PAGE TO
SECOND AMENDMENT TO FIFTH AMENDED
AND RESTATED CREDIT AGREEMENT

BANKS:

BANK OF SCOTLAND

By:	/s/ Karen Welch

Name:	Karen Welch
Title:	Assistant Vice President
[Signature Page]

SIGNATURE PAGE TO
SECOND AMENDMENT TO FIFTH AMENDED
AND RESTATED CREDIT AGREEMENT

BANKS:

COMPASS BANK

By:	/s/ Dorothy Marchand

Name:	Dorothy Marchand
Title:	Senior Vice President
[Signature Page]